Exhibit 24.1

C.H. ROBINSON WORLDWIDE, INC.

POWER OF ATTORNEY

(Shelf Registration Statement)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors of C.H. ROBINSON WORLDWIDE, INC., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, hereby constitute and appoint each of John P. Wiehoff, Andrew C. Clarke, and Ben G. Campbell (with full power to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, with the appropriate office of any state, and with such other authorities as necessary, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons on the dates indicated.

Signature	Date

/s/ SCOTT P. ANDERSON	March 20, 2018
Scott P. Anderson

/s/ ROBERT EZRILOV	March 20, 2018
Robert Ezrilov

/s/ WAYNE M. FORTUN	March 20, 2018
Wayne M. Fortun

/s/ TIMOTHY C. GOKEY	March 20, 2018
Timothy C. Gokey

/s/ MARY J. STEELE GUILFOILE	March 20, 2018
Mary J. Steele Guilfoile

/s/ JODEE KOZLAK	March 20, 2018
Jodee Kozlak

/s/ BRIAN P. SHORT	March 20, 2018
Brian P. Short

/s/ JAMES B. STAKE	March 20, 2018
James B. Stake

/s/ JOHN P. WIEHOFF	March 20, 2018
John P. Wiehoff

C.H. ROBINSON WORLDWIDE, INC.

POWER OF ATTORNEY

(Shelf Registration Statement)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned executive officers of C.H. ROBINSON WORLDWIDE, INC., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, hereby constitute and appoint each of John P. Wiehoff, Andrew C. Clarke, and Ben G. Campbell (with full power to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, with the appropriate office of any state, and with such other authorities as necessary, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons on the dates indicated.

Signature	Date

/s/ JOHN P. WIEHOFF	March 21, 2018
John P. Wiehoff Chief Executive Officer, President, and Chairman of the Board (Principal Executive Officer)

/s/ ANDREW C. CLARKE	March 21, 2018
Andrew C. Clarke Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)